#00240380 – HMS Prospectus Supplement

Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated January 1, 2020

to the Prospectus Dated May 1, 2019

This supplement revises certain information regarding the Value Fund and the International Equity Fund (collectively, the “Funds”), each a series of Homestead Funds, Inc., contained in the above-referenced Prospectus. Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Value Fund

Effectively immediately, the sub-section entitled “Performance” within the section “Fund Summaries – Value Fund” on page 21 of the Prospectus is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance.  As of January 1, 2020, the Russell 1000 Value Index replaced the Standard & Poor's 500 Value Index as the primary benchmark for the Fund because the Russell 1000 Value Index more closely reflects the market sectors and types of stocks in which the Fund invests.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

The table of Average Annual Total Returns is deleted in its entirety and replaced with the following:

Average Annual Total Returns for periods ended 12/31/18

	1 YR	5 YR	10 YR
Returns Before Taxes	(6.36)%	7.58%	12.46%
Returns after taxes on distributions	(8.84)%	5.52%	11.03%
Returns after taxes on distributions and sale of fund shares	(2.45)%	5.47%	9.94%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	(8.27)%	5.95%	11.18%
Standard & Poor’s 500 Value Stock Index (reflects no deduction for fees, expenses or taxes)	(8.95)%	6.06%	11.21%

International Equity Fund

Effective December 31, 2019, Alexander Walsh will retire as a portfolio manager of the Fund. Ferrill Roll, Andrew West, Scott Crawshaw, Bryan Lloyd, and Patrick Todd will continue as the managers of the Fund. Accordingly, effective immediately, all references to and information relating to Alexander Walsh in the Prospectus will be deleted and all references to the portfolio managers of the Fund shall refer to Ferrill Roll, Andrew West, Scott Crawshaw, Bryan Lloyd, and Patrick Todd.